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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

ARIS Corporation
Seattle, Washington

We hereby consent to the incorporation by reference in the Current Report on Form 8-K Amendment No. 1 of ARIS Corporation of our report dated October 10, 1997, with respect to the financial statements of Enterprise Computing Inc. dba Buller Owens & Associates.

Dodd Wing & Co.

Kirkland, Washington
November 25, 1997